THE RIGHT START, INC.




                                _______________




                         SECURITIES PURCHASE AGREEMENT




                         Dated as of September 4, 1997




                                _______________




                     Common Stock, no par value per share




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                                TABLE OF CONTENTS
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                                                                          Page
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Section 1.  ISSUANCE OF SECURITIES                                           1
      Section 1.1.  Authorization                                            1
      Section 1.2.  Purchase and Sale of Common Shares; the Closing          1
      Section 1.3.  Representations of the Purchaser                         2

Section 2.  REPRESENTATIONS OF THE COMPANY                                   2
      Section 2.1.  Organization and Authority of the Company                2
      Section 2.2.  Business, Properties and Other Information
            Regarding the Company                                            3
      Section 2.3.  Capital Stock                                            4
      Section 2.4.  Litigation; Observance of Statutes, Regulations and
            Orders                                                           5
      Section 2.5.  Title to Property                                        6
      Section 2.6.  Taxes                                                    6
      Section 2.7.  Compliance with Laws and Other Instruments of the
            Company                                                          6
      Section 2.8.  Governmental Authorizations                              7
      Section 2.9.  Licenses and Permits                                     7
      Section 2.10.  Compliance with ERISA                                   7
      Section 2.11.  Investment Company Act                                  9
      Section 2.12.  Environmental Compliance                                9
      Section 2.13.  Maintenance of Insurance                                9
      Section 2.14.  Labor Relations                                         9
      Section 2.15.  Assumptions or Guaranties of Indebtedness of Other
            Persons                                                          9
      Section 2.16.  Disclosure                                              9

Section 3.  CONDITIONS OF CLOSING                                           10
      Section 3.1.  Proceedings Satisfactory                                10
      Section 3.2.  Representations True; Officer's Certificate             10
      Section 3.3.  Purchase Permitted by Applicable Laws                   11
      Section 3.4.  Common Shares                                           11
      Section 3.5.  Registration Rights Agreement                           11

Section 4.  COVENANTS                                                       11
                                                                            11
                                                                            11
      Section 4.1.  Observance of Statutes, Regulations and Orders          11
      Section 4.2.  Corporate Existence                                     11
      Section 4.3.  Taxes                                                   12
      Section 4.4.  Maintenance of Properties                               12
      Section 4.5.  Books and Records                                       12

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      Section 4.6.  Maintenance of Insurance                                12
      Section 4.7.  Limitations on Transactions with Affiliates             12
      Section 4.8.  Investment Company Act                                  12
      Section 4.9.  Compliance with ERISA                                   12
      Section 4.10.  Access to Information                                  13

Section 5.  SEC REPORTS                                                     13

Section 6.  DEFINITIONS                                                     14
      Section 6.1.  Definitions                                             14
      Section 6.2.  Accounting Terms                                        19

Section 7.  REGISTRATION, TRANSFER AND EXCHANGE OF COMMON SHARES; LOST
      CERTIFICATES                                                          19

Section 8.  TAXES                                                           20

Section 9.  MISCELLANEOUS                                                   20
      Section 9.1.  Indemnification                                         20
      Section 9.2.  Expenses                                                20
      Section 9.3.  Amendments, Waiver and Consents                         20
      Section 9.4.  Reliance on and Survival of Representations             21
      Section 9.5.  Successors and Assigns                                  21
      Section 9.6.  Notices                                                 21
      Section 9.7.  Counterparts                                            22
      Section 9.8.  Governing Law                                           22
      Section 9.9.  Waiver of Jury Trial                                    23

Schedules

      SCHEDULE I     -  Purchasers
      SCHEDULE 2.13  -  Insurance

Exhibits

      EXHIBIT A       - Form of Registration Rights Agreement               24

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                             THE RIGHT START, INC.



                         SECURITIES PURCHASE AGREEMENT


                                                 Dated as of September 4, 1997


To each of the Purchasers
Listed on Schedule I hereto



Ladies and Gentlemen:

     The Right Start, Inc., a California corporation (the "Company"), hereby agrees with the Purchasers as follows:

     Section 1. ISSUANCE OF SECURITIES

     Section 1.1. Authorization

     The Company has duly authorized an the issuance of 1,510,000 shares (the "Common Shares") of its common stock, no par value per share (the "Common Stock") to the Purchasers listed on Schedule 1 hereto (the "Purchasers"). As used herein, the term "Common Shares" shall include all Common Stock originally issued pursuant to this Securities Purchase Agreement (the "Agreement") and shall include the singular number as well as the plural.

     Section 1.2. Purchase and Sale of Common Shares; the Closing. The Company shall sell to the Purchasers and, subject to the terms and conditions hereof, the Purchasers shall purchase from the Company, the Common Shares at an aggregate purchase price of $3,775,000 for all of the Common Shares, or $2.50 per Common Share (the "Purchase Price").

     The closing (the "Closing") of such purchase of the Securities shall be held at 10:00 a.m., Los Angeles time, on September 4, 1997 (the "Closing Date"), at the office of Milbank, Tweed, Hadley & McCloy, Los Angeles, or at such other time or place as the parties hereto may mutually agree.

     On the Closing Date, the Company shall deliver to each Purchaser one or more certificates representing its Common Shares purchased hereunder, registered in such Purchaser's name or in the name of such Purchaser's nominee, in any denominations, all

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as such Purchaser may specify by notice delivered to the Company at least two days prior to the Closing Date (or, in the absence of such notice, one certificate representing such Purchaser's Common Shares, registered in such Purchaser's name), duly executed and dated the Closing Date, against each Purchaser's delivery to the Company of immediately available funds in the amount of the Purchase Price.

     Section 1.3. Representations of the Purchaser. Each Purchaser represents and warrants to the Company that:

     (a) Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Common Shares.

     (b) Purchaser has sufficient knowledge and experience so as to be able to evaluate the risks of merits of investment in the Company, and it is able financially to bear the risks thereof.

     (c) On the Closing Date, Purchaser is acquiring the Common Shares for such Purchaser's own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof in violation of the Securities Act.

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     Section 2.  REPRESENTATIONS  OF THE  COMPANY  The  Company  represents  and warrants to each of the Purchasersas of the date hereof and as of the Closing Date that:

     Section 2.1. Organization and Authority of the Company.

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease, to transact the business it transacts and proposes to transact. The Company has all requisite power and authority to execute and deliver this Agreement, the Common Shares, and any other documents or agreements contemplated hereby and thereby, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereunder and thereunder. The Company is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification except such jurisdictions, if any, in which the failure to be so qualified or in good standing will not have a Material Adverse Effect on the Company.

     (b) The execution, delivery and performance of this Agreement, the Common Shares, and any other documents or agreements to which the Company is a party contemplated hereby and thereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by the Board of Directors. Each of this Agreement, the Common Shares, and any other document or agreement to which the Company is a party contemplated hereby or thereby has been (or on the Closing Date will have been) duly authorized, executed and delivered by, and each is (or, when duly executed and delivered on the Closing Date, will be) the valid and binding obligation of, the Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

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     Section 2.2.  Business,  Properties  and Other  Information  Regarding  the
Company.

     (a) The Company has delivered to each of the Purchasers copies of the audited report of the Company's independent accountants for the transition period ended February 1, 1997 containing balance sheets of the Company as of the last day of the transition period ended February 1, 1997 and the fiscal year ended June 1, 1996, and the related statements of operations, stockholders' equity and cash flows of the Company for the eight month period ended February 1, 1997 and the fiscal year ended June 1, 1996 (such financial statements being referred to collectively herein as the "Audited Financial Statements"). The Company has also delivered to each of the Purchasers copies of the unaudited balance sheets of the Company as of the last day of the 13 weeks ended May 3, 1997 and the related statements of operations, stockholders' equity and cash flows of the Company for the 13 weeks ended May 3, 1997 (such financial statements being referred to collectively herein as the "Unaudited Financial Statements," and, together with the Audited Financial Statements, as the "Financial Statements"). The Financial Statements fairly present the financial position of the Company as of the respective dates of such balance sheets and the results of the Company's operations for the respective periods covered by such statements of operations, stockholders' equity and cash flows. The Financial Statements are true, accurate and complete in all material respects and have been prepared in accordance with GAAP consistently applied throughout the periods involved. There are no material liabilities, contingent or otherwise, of the Company as of the date hereof and as of the Closing Date required to be reflected in a balance sheet prepared in accordance with GAAP which are not reflected in such balance sheets. Since May 3, 1997, the Company has continued to experience operating losses. However, there have been no changes in the assets, liabilities or financial position of the Company from that set forth in such balance sheet as of such date, other than such continued operating losses and changes in the ordinary course of business.

     (b) As of their respective dates, neither the Financial Statements nor any certificate executed by the Company in connection with the transactions contemplated hereby and thereby, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Since May 3, 1997, there has been no change in the business, prospects, properties, condition (financial or otherwise) or operations which has had a Material Adverse Effect on the Company. To the best of the Company's knowledge, no fact has had a Material Adverse Affect or, so far

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as the Company can reasonably foresee, will have a MaterialAdverse Effect on the Company, or materially adversely affect the ability of the Company to perform its respective obligations under this Agreement, the Common Shares, or any other documents or agreements contemplated hereby and thereby.

     Section 2.3. Capital Stock.

     (a) The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock. Immediately prior to the sale of the Common Shares, 8,593,639 shares of Common Stock are and will be issued and outstanding, all of which shares have been duly and validly issued and are fully paid and nonassessable. On the date hereof, no shares of Preferred Stock have or will have been issued.

     (b) The Company does not have outstanding any capital stock or other securities convertible into or exchangeable for any of its capital stock or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements (contingent or otherwise) providing for the issuance of, or any calls, commitments or claims of any character relating to, any of its capital stock or any securities convertible into or exchangeable for any of its capital stock, other than (i) stock options issued under the Company's stock option plans, (ii) the Convertible Debenture dated October 11, 1996 issued to Strategic Associates, L.P., as amended on May 30, 1997, (ii) the Convertible Debenture dated October 11, 1996 issued to Cahill, Warnock Strategic Partners, L.P., as amended on May 30, 1997 and (iii) warrants to purchase an aggregate of 475,000 shares of Common Stock, each dated May 6, 1997.

     (c) The Company does not have any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock or obligation evidencing the right of the holder thereof to purchase any of its capital stock, other than the Company's obligation to repurchase stock owned by an employee under The Right Start, Inc. Employee Stock Purchase Plan after such employee elects to withdraw from such plan. There is not in effect any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register such securities under the Securities Act, other than (i) the shelf registration on file with the Commission for Kayne Anderson to register shares of common stock owned by Kayne Anderson and certain other investors, (ii) the Registration Rights Agreement dated October 11, 1996 between the Company and Strategic Associates, L.P., (iii) the Registration Rights
Agreement dated October 11, 1996 between the Company and Cahill, Warnock Strategic Partners, L.P. and (iv) the Registration Rights Agreement dated

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     May 6,1997 between the Company and ARBCO Associates,  L.P., Arthur E. Hall,
as Trustee for the A.E. Hall & Company Money Purchase Plan, Cahill, Warnock Strategic Partners Fund, L.P., Fred Kayne, Kayne Anderson Non-Traditional Investments, L.P., Kayne Anderson Offshore Limited, Offense Group Associates, L.P., Opportunity Associates, L.P., Strategic Associates, L.P., Michael Targoff and The Travelers Indemnity Company.

     Section 2.4. Litigation; Observance of Statutes, Regulations and Orders.

     (a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties in any court or before any arbitrator of any kind or before or by any Governmental Body except actions, suits or proceedings arising in the ordinary course of business which individually or in the aggregate, if adversely determined, would not have a Material Adverse Effect on the Company or materially adversely affect its ability to perform its obligations under this Agreement, the Common Shares, and any other document or agreement contemplated hereby or thereby.

     (b) The Company is not in default under any order of any court, arbitrator or Governmental Body, or is subject to or a party to any Order of any court or Governmental Body arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters. The Company is not in violation of any statute or other rule or regulation of any Governmental Body the violation of which would have a Material Adverse Effect on the Company or materially adversely affect its ability to perform its obligations under this Agreement, the Common Shares, and any other document or agreement contemplated hereby or thereby.

     Section 2.5. Title to Property.

     (a) The Company has good and marketable title to its real properties and good and merchantable title to each of its other properties as are reflected on the Financial Statements, except for personal property sold or otherwise disposed of in the ordinary course of business. All properties of the Company are free and clear of all Liens, other than Permitted Liens.

     (b) The Company enjoys full and undisturbed possession under all leases necessary in any material respect for the operation of its business (the "Leases"). None of the Company's Leases contain any unusual or

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burdensome provisions which, individually or in the aggregate, are likely to materially impair the operation of the business of the Company. The
Company's Leases are valid and subsisting and are in full force and effect, and there are no existing material defaults by the Company or events that with notice or lapse of time or both would constitute material defaults by the Company under any of the Leases.

     Section 2.6. Taxes. The Company has filed all tax returns which are required to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by the Company to the extent the same have become due and payable and before they have become delinquent, except for any taxes and assessments the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company has set aside on its books reserves (segregated to the extent required by GAAP) deemed by it to be adequate. The Company knows of no proposed material tax assessment against the Company and in the opinion of the Company all tax liabilities are adequately provided for on the books of the Company.

     Section 2.7. Compliance with Laws and Other Instruments of the Company. The consummation of the transactions contemplated by this Agreement and the execution, delivery and performance of the terms and provisions of this Agreement, the Common Shares, or any other document or agreement contemplated hereby or thereby will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company under, any material indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, by-laws or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any Order of any court, arbitrator or Governmental Body applicable to the Company, or (iii) violate any provision of any statute or other rule or regulation of any Governmental Body applicable to the Company.

     Section 2.8. Governmental Authorizations. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required for the issuance of the Common Shares or the valid execution and delivery of the Common Shares or for the performance by the Company of this Agreement, the Common Shares, and any other documents or agreements contemplated hereby and thereby.

     Section 2.9. Licenses and Permits. The Company possesses all licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names, or rights thereto, required to conduct its business substantially as now conducted and as currently proposed to be conducted, without known conflict with the rights of others.

     Section 2.10. Compliance with ERISA.

     (a) Neither the Company nor any Related Person (as defined below) has breached the fiduciary rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or engaged in any transaction in connection with which the Company or any Related Person could be subjected to a suit for damages, a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), in any such case which would be materially adverse to the Company. For purposes of this Section 2.10, a "Related Person" shall mean any trade or business, whether or not incorporated, which, together with the Company, would be treated as a single employer under Section 414 of the Code.

     (b) Neither any employee pension benefit plan (as defined in Section 3(2) of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Related Person or with respect to which the Company or any Related Person is or has been obligated to contribute (a "Plan") nor any trust created under any Plan has been terminated within the meaning of Title IV of ERISA since September 2, 1974 under circumstances that could result in liability which could be materially adverse to the Company. Other than premiums due and owing in the normal course, no liability to the Pension Benefit Guaranty Corporation (the "PBGC") has been incurred and remains unsatisfied or is expected by the Company to be incurred with respect to any Plan by the Company or any Related Person which is or would be materially adverse to the Company. There has been no reportable event (within the meaning of Section 4043(b) of ERISA) or any other event or condition with respect to any Plan which presents a risk of termination of any such Plan by the PBGC under circumstances which in any case could result in liability which would be materially adverse to the Company.

     (c) Neither the Company nor any Related Person has within the past six years contributed, or had any obligation to contribute, to a single employer plan that has at least two contributing sponsors not under common control or has ceased operations at a facility under circumstances which could result in liability under Section 4068(f) of ERISA.

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     (d)  There  is  no  multiemployer  plan  (within  the  meaning  of  Section
4001(a)(3) of ERISA) to which the Company or any Related Person is or has ever been obligated to contribute under Title IV of ERISA.

     (e) No accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan. Full payment has been made within the time required under Section 412 of the Code of all amounts that the Company or any of its Related Persons is required under the terms of each Plan and applicable law to have paid as contributions to such Plan as of the date hereof. Each Plan satisfies the minimum funding standard of Section 412 of the Code.

     (f) Neither the Company nor any Related Person has engaged in any transaction that could result in the incurrence of any liabilities under Section 4069 or Section 4212 of ERISA.

     (g) The Company is not a party in interest with respect to any employee benefit plan, except for The Right Start, Inc. Employee Stock Ownership Plan, and the Company's securities are not employer securities with respect to any employee benefit plan other than the above listed plan. For such purpose, the term "employee benefit plan" shall have the meaning assigned to such term in
Section 3 of ERISA and the term "employer security" or "employer securities" shall have the meaning assigned to such term in Section 407(d)(1) of ERISA. The execution and delivery of this Agreement, the Common Shares and any other agreements or instruments executed in connection herewith and therewith will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code.

     Section 2.11. Investment Company Act. The Company is not an investment company or a person directly or indirectly controlled by or acting on behalf of an investment company within the meaning of the Investment Company Act of 1940, as amended.

     Section 2.12. Environmental Compliance. The Company has obtained and is in compliance with all permits, licenses, and other authorizations that are required under all Environmental Laws (as hereinafter defined), including laws relating to emissions, discharges, releases or threatened releases of contaminants into the environment (including, without limitation, ambient air, surface water, ground water or land) or otherwise

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relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of contaminants, except to the extent that failure to have any such permit, license or other authorization does not have a material adverse effect on the business, condition (financial or other), assets, properties, operations or prospects of the Company.

     Section 2.13. Maintenance of Insurance. The Company carries insurance covering its properties and business adequate and customary for the type and scope of the properties and business. The Company's present insurance coverage is as set forth in Schedule 2.13 hereto.

     Section 2.14. Labor Relations. To the best knowledge of the Company, no material unfair labor practice complaint or sex, age, race or other discrimination claim has been brought during the last five years against the Company before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental Body. During that period, the Company has complied in all material respects with all applicable laws relating to the employment of labor, including, without limitation, those relating to immigration, wages, hours and collective bargaining.

     Section 2.15. Assumptions or Guaranties of Indebtedness of Other Persons. The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) on any Indebtedness of any other Person.

     Section 2.16. Disclosure. The Company has provided to each Purchaser copies of its Annual Report on Form 10-K for the transition period ended February 1, 1997, which includes the Audited Financial Statements (the "Form 10-K Documents"); the Company has also provided to each Purchaser copies of its Quarterly Report on Form 10-Q for the 13 weeks ended May 3, 1997, which includes the Unaudited Financial Statements (the "Form 10-Q Documents"). Such documents are true, accurate and complete in all material respects. Neither this Agreement, the Financial Statements, the Form 10-K Documents, the Form 10-Q Documents, nor any other agreement, document, certificate or written statement furnished to Purchaser by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact within the knowledge of the

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Company or any of its executive officers which has not been disclosed herein, in the Form 10-K Documents, in the Form 10-Q Documents or in writing by them to Purchaser and which materially adversely affects, or in the future in their opinion may, insofar as they can now reasonably foresee, materially adversely affect, the business, properties, assets, operations, prospects or condition, financial or otherwise, of the Company.

     Section 3. CONDITIONS OF CLOSING. Each Purchaser's obligation to purchase and pay for the Common Shares to be purchased by such Purchaser on the Closing Date shall be subject to the satisfaction on or before the Closing Date of the conditions hereinafter set forth.

     Section 3.1. Proceedings Satisfactory. All proceedings taken on or prior to the Closing Date in connection with the issuance of the Common Shares and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be reasonably satisfactory in form and substance to the Purchasers and their counsel, and they shall have received copies of such documents, papers, and certificates of officers of the Company, all in form and substance reasonably satisfactory to the Purchasers and their counsel, as they may reasonably request in connection therewith.

     Section 3.2. Representations True; Officer's Certificate. All representations and warranties of the Company contained in Section 2 shall be true, in each case on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; the Company shall have performed all agreements on its part required to be performed under this Agreement on or prior to the Closing Date; the Company shall not have consolidated with, merged into, or sold, leased or otherwise disposed of its properties as an entirety or substantially as an entirety to any person; all conditions specified in Section 3 shall have been satisfied; and the Purchasers shall have received a certificate signed by the Chairman of the Board of Directors, the President or the principal financial officer of the Company, dated the Closing Date, certifying to the effect specified in this Section.

     Section 3.3. Purchase Permitted by Applicable Laws. The sale by the Company and the payment for the Common Shares to be purchased by the Purchasers (i) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion, (ii) shall not subject any Purchaser to any penalty under or pursuant to any applicable law or governmental regulation, and
(iii) shall be permitted by the laws and regulations of the jurisdictions to which any Purchaser is subject.

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     Section 3.4. Common Shares. The Common Shares shall have been duly executed and delivered by the parties thereto and all governmental charges payable in connection therewith shall have been paid (or payment shall have been provided for) in full.

     Section 3.5. Registration Rights Agreement. The Company and the Purchasers shall have entered into the Registration Rights Agreement substantially in the form set forth as Exhibit 3.5 hereto.

     Section 4. COVENANTS. The Company covenants and agrees that on and after the date hereof, so long as any Common Shares shall be outstanding, that it will perform and observe the following covenants and provisions and will cause each Subsidiary to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:

     Section 4.1. Observance of Statutes, Regulations and Orders. The Company shall remain at all times in compliance with all statutes or other rules or regulations of any Governmental Body, including any Environmental Law, the violation of which might have a Material Adverse Effect on the Company or materially adversely affect the ability of the Company to perform its obligations under this Agreement.

     Section 4.2. Corporate Existence. The Company shall do or cause to be done all things necessary to preserve and keep in full force and effect, and shall cause each Subsidiary to preserve and keep in full force and effect, its corporate existence in accordance with the rights (charter and statutory), licenses and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right, license or franchise if the Board of Directors shall determine in good faith in accordance with the Company's charter that the preservation thereof is no longer desirable in the conduct of the business of the Company, taken as a whole, and that the loss thereof is not adverse in any material respect to the Purchasers.

     Section 4.3. Taxes. The Company shall pay, and shall cause each Subsidiary to pay, prior to delinquency, all material taxes, assessments and governmental levies that may be imposed upon the Company, except as contested in good faith and by appropriate proceedings.

     Section 4.4. Maintenance of Properties. The Company shall, and shall cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties

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in good repair,  working order and condition  (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times consistent with past practices of the Company.

     Section 4.5. Books and Records. The Company shall keep books and records which accurately reflect all of its material business affairs and transactions.

     Section 4.6. Maintenance of Insurance. The Company shall maintain, and cause each Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company operates.

     Section 4.7. Limitations on Transactions with Affiliates. The Company shall not make, and shall cause its Subsidiaries not to make, any payment to or investment in, or enter into any transaction with, any Affiliate, including without limitation the purchase, sale or exchange of property or the rendering of any service, except pursuant to the reasonable requirements of the Company's existing or proposed business; provided that such transaction is on terms comparable to those generally available on an arm's-length basis.

     Section 4.8. Investment Company Act. The Company shall not become an investment company subject to registration under the Investment Company Act of 1940, as amended.

     Section 4.9. Compliance with ERISA. The Company shall comply, and cause each Subsidiary to comply, with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any Plan. The Company shall permit any event or condition to exist which could permit any such plan to be terminated under circumstances which would cause the lien provided for in
Section 4068 of ERISA to attach to the assets of the Company.

     Section 4.10. Access to Information. At the request of any Purchaser (a "Requesting Purchaser"), the Company shall provide such Requesting Purchaser with the monthly unaudited balance sheet of the Company as of the last day of the month then ended and the related unaudited statements of operations, stockholders' equity and cash flows of the Company for the month then ended. A Requesting Purchaser under this Section 4.10 hereby acknowledges that it is

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aware of the  restrictions  imposed by federal  and state  securities  laws on a person possessing material nonpublic information about a company. In this regard, a Requesting Purchaser hereby agrees that while it is in possession of material nonpublic information with respect to the Company and its subsidiaries, such Requesting Purchaser will not purchase or sell any securities of the Company, or communicate such information to any third party, in violation of any such laws. Such Requesting Purchaser also agrees that, if requested by the Company, such Requesting Purchaser will cause any of its representatives, consultants or advisors who have been or may become apprised of any material nonpublic information about the Company to give a written undertaking to the same effect to the Company.

     Section 5. SEC REPORTS. The Company shall file all reports and other information and documents which it is required to file with the Securities and Exchange Commission ("SEC") pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). The Company will cause any quarterly and annual reports, proxy statements and any other documents which it mails to its stockholders to be mailed each Purchaser.

     If the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will prepare, for the first three quarters of each fiscal year, quarterly financial statements substantially equivalent to the financial statements required to be included in a report on Form 10-Q under the Exchange Act. The Company will also prepare, on an annual basis, complete audited consolidated financial statements, including, but not limited to, a balance sheet, statements of operations, shareholders equity and cash flows and all appropriate notes. All such financial statements will be prepared in accordance with generally accepted accounting principles consistently applied, except for changes with which the Company's independent accountants concur, and except that quarterly statements may be subject to year-end adjustments. The Company will cause a copy of such financial statements to be mailed to each Purchaser as soon as available within forty-five (45) days after the close of each of the first three quarters of each fiscal year and within ninety (90) days after the close of each fiscal year.

     Each Purchaser and prospective purchasers designated by such Purchaser will have the right to obtain from the Company upon request by such Purchaser or prospective purchasers, during any period in which the Company is not subject to
Section 13 or 15(d) of the Exchange Act, the information required by paragraph d(4)(i) of Rule 144A under the Securities Act.

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            Section 6.  DEFINITIONS.

     Section 6.1. Definitions. Except as otherwise specified or as the context may otherwise require, the following terms shall have the respective meanings set forth below whenever used in this Agreement:

     "Affiliate" means a Person (i) that directly or indirectly controls, or is controlled by, or is under common control with, the Company, (ii) that beneficially owns ten percent (10%) or more of the Voting Stock of the Company, or (iii) ten percent (10%) or more of the Voting Stock (or in the case of a Person which is not a corporation, ten percent (10%) or more of the equity interest) of which is owned by the Company. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, the holders of the Common Shares shall be deemed not to be Affiliates of the Company for purposes of this Agreement.

     "Agreement" has the meaning ascribed thereto in Section 1.1.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Business Day" means any day other than a Saturday, Sunday or a day on which banks in the State of California are required or permitted to close.

     "Capital Lease" means any lease of property which, in accordance with GAAP, should be capitalized on the lessee's balance sheet or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet; and "Capital Lease Obligation" means the amount of the liability with respect to a Capital Lease which should be so capitalized or disclosed.

     "Closing" has the meaning ascribed thereto in Section 1.2.

     "Closing Date" has the meaning ascribed thereto in Section 1.2.

     "Code" has the meaning ascribed thereto in Section 2.11.

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     "Commission"  means the  Securities  and Exchange  Commission and any other similar or successor agency of the federal government administering the Securities Act and the Exchange Act.

     "Common Shares" has the meaning ascribed thereto in Section 1.1.

     "Common Stock" has the meaning ascribed thereto in Section 1.1.

     "Company" means The Right Start, Inc., a California corporation.

     "Environmental Law" or "Environmental Laws" mean any law or Order relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.



     "ERISA" has the meaning ascribed thereto in Section 2.11.


     "ERISA Affiliate" means any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company or any corporation or trade or business that is under common control (within the meaning of Section 414(c) of the Code) with the Company.

     "Exchange Act" means the Securities and Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any applicable time.

     "Financial Statements" has the meaning ascribed thereto in Section 2.2.

     "GAAP" means generally accepted accounting principles as in effect at the time of application to the provisions hereof.

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     "Governmental   Body"  means  any  federal,   state,   municipal  or  other
governmental department, commission, board, bureau, agency or instrumentality, foreign or domestic, or any financial or other rating agency.

     "Guarantee" means any guarantee or other contingent liability, direct or indirect, with respect to any Indebtedness of another person, through an agreement or otherwise, including, without limitation, (i) any endorsement (otherwise than for collection or deposit in the ordinary course of business) or discount with recourse or undertaking substantially equivalent to or having similar economic effect of a guarantee with respect to any such Indebtedness, and (ii) any agreement (A) to purchase, or to advance or supply funds for the payment or purchase of, any such Indebtedness of another, (B) to purchase, sell or lease property, products, materials or supplies, or transportation or services, primarily for the purpose of enabling such other person to pay such Indebtedness or to assure the owner thereof against loss regardless of the delivery or non-delivery of the property, products, materials or supplies or transportation or services, or (C) to make any loan, advance, capital contribution or other investment in such other person to assure a minimum equity, working capital or other balance sheet condition for any date, or to provide funds for the payment of any liability, dividend or stock liquidation payment, or otherwise to supply funds to or in any manner invest in such other person. The amount of any Guarantee shall be equal to the outstanding principal amount of the Indebtedness guaranteed, unless some lessor limitation is specifically stated in such guarantee.

     "Indebtedness" means any obligation for borrowed money or for which interest is customarily paid, but in any event shall include without limitation
(i) any obligation owed for all or any part of the purchase price of property, services or other assets or for the cost of property or other assets constructed or of improvements thereto, other than accounts payable included in current liabilities and incurred in respect of property purchased or services rendered in the ordinary course of business, (ii) any obligations secured by any Lien in respect of property even though the person owning the property has not assumed or become liable for the payment of such obligation, (iii) any Capital Lease Obligation, (iv) any Guarantee with respect to Indebtedness (of the kind otherwise described in this definition) of another person, and (v) obligations in respect of letters of credit, surety bonds and completion bonds.

     "Kayne Anderson" means Kayne Anderson Investment Management, Inc., KAIM Non-Traditional, L.P., Kayne Anderson Non-Traditional Investments, L.P., Kayne Anderson Offshore Limited, ARBCO Associates, L.P., Offense Group Associates, L.P., and Opportunity Associates, L.P. and each of their affiliates.

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     "Leases" has the meaning ascribed thereto in Section 2.5.

     "Lien" means, as to any person, any mortgage, lien, pledge, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of the person under any Indebtedness, conditional sale or other title retention agreement or Capital Lease with respect to, any property or asset of the person, or the signing or filing of a financing statement which names the person as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any financing statement.

     "Material Adverse Effect" means, with respect to any Person, a material adverse effect on the business, prospects, properties, condition (financial or otherwise) or operations of such Person.

     "Order" means any order, writ, injunction, decree, judgment, award, determination, direction or demand.

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "Permitted Liens" means:

                  (a) Liens for taxes, assessments, or governmental charges or claims the payment of which is not yet past due or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established;

                  (b) statutory Liens of landlords, carriers, warehousemen, mechanics, or materialmen, and other Liens imposed by law and incurred in the ordinary course of business, that are for sums not yet delinquent for a period of more than thirty (30) days or are being contested in good faith, if reserves or other appropriate provisions, if any, as shall be required by GAAP, shall have been made therefor;

                  (c) Liens incurred or deposits or pledges made in the ordinary course of business in connection with workers' compensation, unemployment insurance, and other types of social security laws;

                  (d) any attachment or judgment Lien; provided that (i) the

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      time for the appeal or petition for rehearing of such judgment lien shall not have expired; (ii) the Company in good faith shall be prosecuting an appeal or proceeding for review with respect to which execution has been stayed pending such appeal or which is vacated or discharged within thirty (30) days of the termination of such stay; or
      (iii) with respect to which payment in full above any applicable deductible is covered by insurance (so long as no reservation of rights has been made by the insurer in connection with such coverage), and Liens incurred to secure any surety bonds, appeal bonds, supersedeas bonds, or other instruments serving a similar purpose in connection with the appeal of any such judgment or any proceeding to which the Company is a party; and

                  (e) minor survey exceptions, easements and licenses, reservations of, or rights of others for, rights-of-way, highway and railroad crossings, sewers, electric lines, telegraph and telephone lines, and other similar purposes, or zoning or other restrictions or similar charges with respect to the use of real properties not incurred in connection with Indebtedness of the Company or materially detracting from the value of such properties.

                  (f) any Lien on the Company's assets or properties to secure payment to a lender that is senior in right of payment to a holder of the Company's 11.5% Senior Subordinated Notes due May 6, 2000.

     "Person" shall include an individual, a corporation, an association, a partnership, a trust or estate, a government, foreign or domestic, and any agency or political subdivision thereof, or any other entity.

     "Purchasers" means the Purchasers listed on Schedule I hereto.

     "Securities Act" means the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any applicable time.

     "Subsidiary" means any corporation or other entity of which the Company and/or one or more of its Subsidiaries own more than 50% of the outstanding stock or other interest having by its terms ordinary voting power to elect a majority of the board of directors of such corporation, entity or otherwise control such corporation or entity, and, except as otherwise expressly indicated herein, references to Subsidiaries shall refer to Subsidiaries of the Company.

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     "Voting  Stock"  means any  equity  security  entitling  the holder of such security to vote at meetings of shareholders except an equity security which entitles the holder of such security to vote only upon the occurrence of some contingency, unless that contingency shall have occurred and be continuing.

     Section 6.2. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP, all computations made pursuant to this Agreement shall be made in accordance with GAAP, and all balance sheets and other financial statements shall be prepared in accordance with GAAP, except in the case of unaudited financial statements which are subject to year-end audit adjustments and the absence of footnotes.

     Section 7. REGISTRATION, TRANSFER AND EXCHANGE OF COMMON SHARES; LOST CERTIFICATES. The Company shall cause its transfer agent, U.S. Stock Transfer Corporation, subject to such reasonable regulations as such transfer agent may prescribe, but at the Company's expense (other than transfer taxes, if any), to provide for the registration and transfer of the Common Shares.

     The Common Shares may not be sold, transferred, pledged or hypothecated unless the proposed transaction does not require registration or qualification under federal or state securities laws or unless the proposed transaction is registered or qualified as required.

     The holder of any of the Common Shares may, at such holder's option, surrender the same for transfer or exchange either at the principal office of the Company's transfer agent located at 1745 Gardena Ave., Glendale, California 91204 accompanied in the case of a transfer or assignment by a written instrument of transfer or assignment in form satisfactory to the transfer agent duly executed by the registered holder thereof or by such holder's attorney duly authorized in writing. In case any holder shall so request the transfer, assignment or exchange of any of the Common Shares, the transfer agent shall execute and deliver in exchange therefor one or more new certificates representing the Common Shares, as may be requested by such holder, in the same denomination or denominations as the Common Shares so surrendered.

     Upon receipt by the Company's transfer agent of evidence satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing the Common Shares, and (in case of loss, theft or destruction) of indemnity

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reasonably   satisfactory  to  it,  upon  surrender  and  cancellation  of  such certificate or receipt of such indemnity, the Company shall make and deliver in lieu of such certificate a new certificate in the same denomination.

     Section 8. TAXES. The Company shall pay all taxes (including interest and penalties), other than taxes imposed on the income of the Purchasers, which may be payable in respect of the execution and delivery of this Agreement or of the execution and delivery of any of the Common Shares or of any amendment of, or waiver or consent under or with respect to, this Agreement or any of the Common Shares and shall save each Purchaser harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax.

     Section 9. MISCELLANEOUS.

     Section 9.1. Indemnification. The Company hereby agrees to indemnify, exonerate and hold Purchaser and each of its partners and affiliates, and their stockholders, officers, directors, employees and agents free and harmless from and against any and all actions, causes of action, suits, litigation, losses, liabilities and damages, investigations or proceedings instituted by any governmental agency or any other Person, and expenses in connection therewith, including without limitation reasonable attorneys' fees and disbursements, incurred by the indemnitee or any of them as a result of, or arising out of, or relating to (a) any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale by the Company of any securities hereunder, or (b) the execution, delivery, performance or enforcement of this Agreement or any instrument contemplated hereby by any of the indemnitees, except in each such case to the extent any such indemnified liabilities arise on account of such indemnitee's gross negligence, willful misconduct or bad faith.

     Section 9.2. Expenses. The Company and Purchaser each agree to pay all their own costs and expenses in connection with the preparation, execution and delivery of this Agreement, the Common Shares and other instruments and documents to be delivered hereunder.

     Section 9.3. Amendments, Waiver and Consents. No amendment, modification or addition to this Agreement, and no waiver of or consent to noncompliance with any covenant or other provision of this Agreement shall be effective unless in writing and duly executed by the party against whom enforcement of such amendment, modification, addition, waiver or consent is sought. Any waiver or

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consent may be given subject to  satisfaction  of conditions  stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 9.4. Reliance on and Survival of Representations. All agreements, representations and warranties of the Company contained in this Agreement and in any certificates or other instruments delivered pursuant to this Agreement shall
(i) be deemed to be material and to have been relied upon by the Purchasers, notwithstanding any investigation heretofore or hereafter made by any Purchaser or on such Purchaser's behalf, and (ii) survive the execution and delivery of this Agreement for a period of one year.

     Section 9.5. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Company, each of the Purchasers, and the Purchasers' respective successors and assigns. The Company may not assign its rights under this Agreement.

     Section 9.6. Notices. All notices and other communications provided for in this Agreement shall be in writing and delivered, telecopied or mailed, first class postage prepaid, addressed:

            (a)  If to the Company:

                        The Right Start, Inc.
                        5334 Sterling Center Drive
                        Westlake Village, CA 91361
                        Attention:  President
                        Facsimile:  (818) 707-7132

                  with a copy to:

                        Milbank, Tweed, Hadley & McCloy
                        601 S. Figueroa, 30th Floor
                        Los Angeles, CA 90017
                        Attention:  Kenneth J. Baronsky, Esq.
                        Facsimile:  (213) 629-5063

            (b) If to the Purchasers, at the addresses set forth on the signature page and as may be designated by notice to the Company.

     Any such notice or communication shall be deemed to have been duly given when delivered, telecopied or mailed as aforesaid.

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                                       22

     Section 9.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     Section 9.8. Governing Law9.8. Governing Law. This Agreement and (unless otherwise provided) all amendments, supplements, waivers and consents relating hereto or thereto shall be governed by and construed in accordance with the laws of the State of Delaware.

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                                       23

     Section 9.9. Waiver of Jury Trial. EACH PURCHASER, BY ITS ACCEPTANCE OF ANY OF THE COMMON SHARES, AND THE COMPANY, EACH HEREBY AGREE TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE COMMON SHARES OR ANY OTHER AGREEMENTS RELATING TO THE COMMON SHARES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The Purchasers and the Company each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement, and that each shall continue to rely on the waiver in their related future dealings. The Purchasers and the Company further represent and warrant that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE COMMON SHARES, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE COMMON SHARES. In the event of litigation, this Agreement may be filed as a written consent to a trial by the Court.

                 [Remainder of page intentionally left blank]






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                                      24

     Each Purchaser is requested to sign the form of acceptance in the space provided below whereupon this Agreement shall become a binding agreement between such Purchaser and the Company.

                              Very truly yours,


                              THE RIGHT START, INC.



                              By:
                                  -----------------------
                                  Jerry R. Welch
                                  Chief Executive Officer










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


The foregoing Agreement is hereby accepted as of the date first above written:



                                    CAHILL, WARNOCK STRATEGIC PARTNERS FUND,
                                    L.P.

                                    By:   Cahill, Warnock Strategic
                                          Partners, L.P., its general
                                          partner

                                          By:
                                                ------------------
                                                David L. Warnock,
                                                a General Partner


                                    Address for Notices and Payments:

                                    1 South Street, Suite 2150
Baltimore, MD 21202
                                    Attention:  David Warnock
                                    Telephone:  (410) 895-3800
Telecopy:   (410) 895-3805


                                    With a copy to:

                                    Wilmer, Cutler & Pickering
                                    2445 M Street, NW
                                    Washington, DC  20037
                                    Attention:  Gerry Cater, Esq.
                                    Telephone:  (410) 986-2800
                                    Telecopy:   (410) 986-2828





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



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The foregoing Agreement is hereby accepted as of the date first above written:



                                    ARBCO Associates, L.P.



                                    By:
                                          ----------------------
                                          Name:
                                          Title:


                                    Address for Notices and Payments:

                                    1800 Avenue of the Stars, 2nd Floor
                                    Los Angeles, CA  90067
                                    Attention:  Ric Kayne
                                    Telephone:  (310) 556-2721
                                    Telecopy:   (310)








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




The foregoing Agreement is hereby accepted as of the date first above written:



                                    JERRY D. KAYNE AND IDA KAYNE REVOCABLE

                                    TRUST UAD 2/14/83


                                    --------------------------------------
                                        Jerry D. Kayne, as Trustee


                                    Address for Notices and Payments:

                                    2182 Century Hill
                                    Los Angeles, CA  90067
                                    Attention:  Jerry Kayne
                                    Telephone:  (310) 203-8060
                                    Telecopy:   (310) 203-9420


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

The foregoing Agreement is hereby accepted as of the date first above written:



                                    RICHARD A. KAYNE, an individual


                                    --------------------------------------


                                    Address for Notices and Payments:

                                    1800 Avenue of the Stars, 2nd Floor
                                    Los Angeles, CA  90067
                                    Attention:  Ric Kayne
                                    Telephone:  (310) 556-2721
                                    Telecopy:   (310)
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

The foregoing Agreement is hereby accepted as of the date first above written:



                                    FRED KAYNE, an individual


                                    --------------------------------------



                                    Address for Notices and Payments:

                                    1800 Avenue of the Stars
                                    Suite 1112
                                    Los Angeles, CA  90067
                                    Attention:  Fred Kayne
                                    Telephone:  (310) 551-0322
                                    Telecopy:   (310) 551-3077


                                    With a copy to:

                                    --------------------------------------

                                    --------------------------------------

                                    Attention:
                                    Telephone:  (   ) _________________
                                    Telecopy:   (   ) _________________




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


The foregoing Agreement is hereby accepted as of the date first above written:



                                    KAYNE ANDERSON NON-TRADITIONAL
                                    INVESTMENTS, L.P.


                                    By: _______________________________
                                          Name:
                                          Title:


                                    Address for Notices and Payments:

                                    1800 Avenue of the Stars, 2nd Floor
                                    Los Angeles, CA  90067
                                    Attention:  Ric Kayne
                                    Telephone:  (310) 556-2721
                                    Telecopy:   (310) _________________







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


The foregoing Agreement is hereby accepted as of the date first above written:



                                    KAYNE ANDERSON OFFSHORE LIMITED


                                    By: _______________________________
                                          Name:
                                          Title:


                                    Address for Notices and Payments:

                                    1800 Avenue of the Stars, 2nd Floor
                                    Los Angeles, CA  90067
                                    Attention:  Ric Kayne
                                    Telephone:  (310) 556-2721
                                    Telecopy:   (310) _________________






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




The foregoing Agreement is hereby accepted as of the date first above written:



                                    JAMES M. MALLICK, an individual


                                    __________________________________



                                    Address for Notices and Payments:

                                    P.O. Box 1638
                                    Rancho Santa Fe, CA  92067
                                    Attention:  James M. Mallick
                                    Telephone:  (619) 759-1995
                                    Telecopy:   (619) 759-1799

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

The foregoing Agreement is hereby accepted as of the date first above written:



                                    OFFENSE GROUP ASSOCIATES, L.P.


                                    By: _______________________________
                                          Name:
                                          Title:


                                    Address for Notices and Payments:

                                    1800 Avenue of the Stars, 2nd Floor
                                    Los Angeles, CA  90067
                                    Attention:  Ric Kayne
                                    Telephone:  (310) 556-2721
                                    Telecopy:   (310) _________________


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

The foregoing Agreement is hereby accepted as of the date first above written:



                                    OPPORTUNITY ASSOCIATES, L.P.


                                    By: _______________________________
                                          Name:
                                          Title:


                                    Address for Notices and Payments:

                                    1800 Avenue of the Stars, 2nd Floor
                                    Los Angeles, CA  90067
                                    Attention:  Ric Kayne
                                    Telephone:  (310) 556-2721
                                    Telecopy:   (310) _________________





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




The foregoing Agreement is hereby accepted as of the date first above written:



                                    STRATEGIC ASSOCIATES, L.P.

                                    By: Cahill, Warnock & Company, LLC,
                                        its general partner


                                    By: _______________________________
                                          David L. Warnock
                                          Managing Member


                                    Address for Notices and Payments:

                                    1 South Street, Suite 2150
                                    Baltimore, MD  21202
                                    Attention:  David Warnock
                                    Telephone:  (410) 895-3800
                                    Telecopy:   (410) 895-3805


                                    With a copy to:

                                    Wilmer, Cutler & Pickering
                                    100 Light Street
                                    Baltimore, MD  21202
                                    Attention:  Gerry Cater, Esq.
                                    Telephone:  (410) 986-2800
                                    Telecopy:   (410) 986-2828






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



The foregoing Agreement is hereby accepted as of the date first above written:



                                    MICHAEL TARGOFF



                                    ___________________________________


                                    Address for Notices and Payments:

                                    600 Third Avenue, 36th Floor
                                    New York, NY  10016
                                    Attention:  Michael Targoff
                                    Telephone:  (212) 338-5221
                                    Telecopy:   (212)





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



The foregoing Agreement is hereby accepted as of the date first above written:


                                    THE TRAVELERS INDEMNITY COMPANY


                                    By: _______________________________
                                          Name:
                                          Title:


                                    Address for Notices and Payments:

                                    388 Greenwich Street, 36th Floor
                                    New York, NY  10013
                                    Attention:  Harvey Eisen
                                    Telephone:  (212) 816-3204
                                    Telecopy:   (212) 816-3364


                                    With a copy to:

                                    The Travelers Indemnity Company
                                    One Tower Square
                                    Hartford, Connecticut  06183
                                    Attention: Securities Dept.
                                    Telephone:  (860) 277-5459
                                    Telecopy:   (860) 277-2299




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




                                  SCHEDULE I

                                                      Common Shares
         Purchasers                                   Purchased

ARBCO Associates, L.P.                                220,000 shares

Cahill, Warnock Strategic Partners                     75,800
  Fund, L.P.

Fred Kayne                                            224,000

Jerry D. Kayne and Ida Kayne Revocable                 66,000
  Trust UAD 2/14/83

Richard A. Kayne                                      120,000

Kayne Anderson Non-Traditional                        220,000
  Investments, L.P.

Kayne Anderson Offshore Limited                        40,000

James M. Mallick                                       50,000

Offense Group Associates, L.P.                        220,000

Opportunity Associates, L.P.                          100,000

Strategic Associates, L.P.                              4,200

Michael Targoff                                        50,000

The Travelers Indemnity Company                       120,000


                                       TOTAL:       1,510,000 shares








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

                                 SCHEDULE 2.13

                               INSURANCE POLICIES


     LINE OF COVERAGE                CARRIERS                    POLICY
                                                                  TERM
---------------------------   ----------------------------   -------------

Commercial Package             Reliance Insurance               8/31/97 -
(Property, Inland              Company                          8/31/98
Marine, Crime
Boiler & Machinery)

Commercial General             General Star Indemnity           8/31/97 -
Liability                      Company                          8/31/98
Including Employee Benefits
Liability

Employment                     Reliance Insurance               8/31/97 -
Practices Liability            Company of Illinois              8/31/98

Directors, Officers            National Union Fire              8/31/97 -
and Corporate                  Insurance Company                8/31/98
Liability

Workers'                       United Pacific                   8/31/97 -
Compensation                   Insurance Company                8/31/98
        Employers
Liability - CA only

Workers' Compensation          United Pacific                   8/31/97 -
Other States                   Insurance Company                8/31/98

Umbrella Liability             TIG Insurance                    8/31/97 -
                                                                8/31/98

Fiduciary Liability            Federal Insurance                3/1/97 -
                               Company                          3/1/98

Ocean Cargo                    Fireman's Fund                   12/16/96
                               Insurance Company                until canceled